UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2007

NuTECH DIGITAL, INC.

(Exact name of registrant as specified in its charter)

California	000-50021	95-4642831
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

10390 Wilshire Boulevard Penthouse 20 Los Angeles, California 90024 (Address of principal executive offices)

(310) 777-0012

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers.

On November 6, 2007, Lee Kasper was removed as a director of the Company and terminated for cause from all offices held by him in the Company and its subsidiaries by written consent of a majority of the Company’s shareholders.  This consent was ratified by the remaining directors of the Company.  The Company determined that while he was President and a director of the Company, Mr. Kasper operated several off-shore entities through which he did business. In addition he distributed Company shares to these entities.  Mr. Kasper did not disclose his ownership or dealings with these off-shore entities and did not file the requisite disclosure reports.

Mr. Kasper has been provided with a copy of the disclosures which the Company is making today.  Mr. Kasper has declined to respond.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuTECH DIGITAL
Date: November 16, 2007	By:	/s/ A. Frederick Greenberg
A. Frederick Greenberg
Chief Executive Officer